UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2025 (May 7, 2025)
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LUCKY STRIKE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40142 (Commission File Number)	98-1632024 (I.R.S. Employer Identification Number)
7313 Bell Creek Road Mechanicsville, Virginia 23111
(Address of principal executive offices and zip code)
(804) 417-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	LUCK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 - Results of Operations and Financial Condition
On May 8, 2025, Lucky Strike Entertainment Corporation (the “Company”) issued a press release announcing its preliminary financial results for the third quarter of fiscal year 2025, which ended on March 30, 2025. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information furnished with this Item 2.02 (including the preliminary financial results and related information included in Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 7, 2025, the Company amended its employment agreement with its Chief Financial Officer, Robert Lavan. Under the terms of the amended agreement, Mr. Lavan’s term of employment was extended by two years to May 2027 and, thereafter, will automatically renew annually unless either party provides notice of its intention not to renew the agreement. Mr. Lavan’s base salary was also increased by $100,000 to a total of $725,000 per year.

Item 7.01 - Regulation FD Disclosure
The Company will host a webcast on May 8, 2025 at 9:00 a.m. Eastern Time to review its results for the third quarter of fiscal year 2025, which ended on March 30, 2025.

The presentation to be used for the webcast, any future investor presentations or updates thereto will be available on the Company’s website at https://ir.luckystrikeent.com/overview/default.aspx. These presentations will be accessible by the public on such website for a limited period of time.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Lucky Strike Entertainment Corporation dated May 8, 2025 reporting financial results for the third quarter of fiscal year 2025 ended March 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY STRIKE ENTERTAINMENT CORPORATION

Date: May 8, 2025	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	Chief Financial Officer